SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 12 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: March 20, 2001


                          LEE ENTERPRISES, INCORPORATED
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                      1-6227                          42-0823980
---------------                -----------                   -------------------
(State or other                (Commission                      (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


215 N. Main Street, Davenport, IA                                52801-1924
---------------------------------                                ----------
(Address of principal executive offices)                          ZIP Code


                                 (319) 383-2100
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              (Registrant's telephone number, including area code)
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Item 7.  Financial Statements and Exhibits

(c) Exhibits

     Exhibit 99         Press release issued March 20, 2001        Filed with
                        regarding February 2001 revenue            this document
                        summary and assessment.

Item 9.  Regulation FD Disclosure

Incorporated by reference is a press release issued by the Registrant on March 20, 2001, attached as Exhibit 99.

                                                     Signatures

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LEE ENTERPRISES, INCORPORATED


                                              By:  /s/ G. Chris Wahlig
                                                   -----------------------------
                                                   G. Chris Wahlig
                                                   Vice President-Finance and
                                                   Chief Accounting Officer

                                                   Dated:  March 20, 2001




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                                  EXHIBIT INDEX

Exhibit

Number              Description
-----               ------------------------------------------------------------

 99 Press release issued March 20, 2001 regarding February 2001 revenue summary and assessment.